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                                                                                                                         EXHIBIT 3.3


                                                        CERTIFICATE OF STOCK


COMMON STOCK                                                                                                            COMMON STOCK
   NUMBER                                                                                                                  SHARES
------------                                                                                                            ------------
MTLM

------------                                                                                                            ------------
                                                       METAL MANAGEMENT, INC.

                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                                 AND A STATEMENT AS TO THE RIGHTS,
                                                                                                 PREFERENCES, PRIVILEGES AND
                                                                                                 RESTRICTIONS OF SHARES

                                                                                                          CUSIP 591097 20 9

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   THIS CERTIFIES THAT







  IS THE OWNER OF
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                            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                                                       METAL MANAGEMENT, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered  by the Registrar.
  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



                                                                                        COUNTERSIGNED AND REGISTERED:
                                                                                              LASALLE BANK, N.A.
                                                                                                 (CHICAGO, ILLINOIS)
                                                                                                        TRANSFER AGENT AND REGISTRAR

                                                                                        BY

                                                                                                                AUTHORIZED SIGNATURE



Dated:


/s/ ROBERT C. LARRY                                                                            /s/ ALBERT A CUZY

EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER                                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER



                                                    [METAL MANAGEMENT INC. SEAL]
                                                      INCORPORATED JUNE 5, 1986
                                                          STATE OF DELAWARE

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                                                       METAL MANAGEMENT, INC.

     The Corporation is authorized to issue Common Stock and Preferred Stock. The Board of Directors of the Corporation has
authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted or imposed upon any unissued series of Preferred Stock.
     A statement of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the
Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Transfer Agent of the Corporation at its offices in Chicago.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                                    UNIF GIFT MIN ACT -- ............. Custodian .............
     TEN ENT -- as tenants by the entireties                                                     (Cust)                 (Minor)
     JT TEN  -- as joint tenants with right of                                               under Uniform Gifts to Minors
                survivorship and not as tenants                                              Act .................................
                in common                                                                                    (State)
                                                                         UNIF TRF MIN ACT -- .........Custodian (until age) .....)
                                                                                               (Cust)
                                                                                             ............. under Uniform Transfers
                                                                                                (Minor)
                                                                                              to Minors Act ......................
                                                                                                                  (State)

                               Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, __________________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

[______________________________________]


__________________________________________________________________________________________________________________________________
                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________


___________________________________________________________________________________________________________________________ Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________________________________



                                                            X ____________________________________________________________________

                                                            X ____________________________________________________________________
                                                              THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
                                                      NOTICE: AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                              WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed






By __________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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